UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

October 23, 2025
Date of report (Date of earliest event reported)

GENPREX, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38244	90-0772347
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3300 Bee Cave Road, #650-227, Austin, TX		78746
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (512) 537-7997

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GNPX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On October 23, 2025, Genprex, Inc. (“Genprex” or the “Company”) issued a press release announcing that its research collaborators will present positive preclinical data at the upcoming 2025 AACR-NCI-EROTC International Conference on Molecular Targets and Cancer Therapeutics taking place October 22-26, 2025 at the Hynes Convention Center in Boston. The collaborators will present positive preclinical data from a study of Genprex’s lead drug candidate, Reqorsa® Gene Therapy (quaratusugene ozeplasmid), for the treatment of ALK-EML4 positive non-small cell lung cancer (“NSCLC”).

The presentation data describes that researchers evaluated tumor suppressor candidate 2 (“TUSC2”) expression in several ALK+ cell lines and patient derived organoids (“PDOs”), both before and after exposure to quaratusugene ozeplasmid (“QO”). The studies indicate that QO mediated overexpression of TUSC2 significantly induced apoptosis in ALK+ cell lines and PDOs, as demonstrated by increase in caspase 3/7 activity of the cells, increased protein expression of pro-apoptotic markers, reduced colony formation ability of the cells, and increased DNA fragmentation. Furthermore, the abstract notes that researchers have observed a robust pro-apoptotic response in ALK+ NSCLC cell lines with acquired resistance to the ALK inhibitor, alectinib, resulting in reduced cell viability when treated with QO and alectinib in combination. To better understand how QO and alectinib work in combination, the abstract describes that researchers subcutaneously injected NCI-H2228 ALK+ cells into nude mice and when the tumors developed to approximately 100mm3, mice were randomized into 4 groups. Mice from group 1 were treated with vehicle control, group 2 were treated with QO (25ug/mouse, i.v., every three days), group 3 were treated with alectinib (0.5mg/kg/mouse, oral gavage, every day) and group 4 were treated with QO and alectinib in combination at the same concentration and frequency of dosing for up to a month.

The results from the research showed that alectinib shrunk tumors by 60% (group 3). However, QO alone (group 2) and in combination with alectinib (group 4) were able to shrink the tumors by 79%. This finding showed that QO has a 23% improved outcome than alectinib, leading to the hypothesis from the research that QO may be an ideal companion drug for patients with advanced disease or a treatment for patients who cannot tolerate alectinib. Researchers are also currently monitoring the mice for survival, and tumor measurements recorded at 2 weeks after the end of treatment indicate that tumors in mice that received single drug treatment are regrowing faster than tumors in mice that received combined treatment of QO and alectinib, further emphasizing the clinical relevance of this novel combination in ALK+ NSCLC.

Taken together, the abstract states that the in vitro and in vivo data suggest that QO mediated overexpression of TUSC2 in ALK+ NSCLC is effective in decreasing growth and proliferation through the activation of apoptotic pathways, thereby paving the way for a potential clinical trial for REQORSA as a potential treatment for ALK-EML4 positive translocated NSCLC.

Cautionary Language Concerning Forward-Looking Statements

Statements contained in this Current Report on Form 8-K regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of management, are not guarantees of performance and are subject to significant risks and uncertainty. These forward-looking statements should, therefore, be considered in light of various important factors, including those set forth in Genprex’s reports that it files from time to time with the Securities and Exchange Commission and which you should review, including those statements under “Item 1A – Risk Factors” in Genprex’s Annual Report on Form 10-K for the year ended December 31, 2024.

Because forward-looking statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to, statements regarding: Genprex’s ability to advance the clinical development, manufacturing and commercialization of its product candidates in accordance with projected timelines; the timing and success of Genprex’s clinical trials and regulatory approvals, including but not limited to, the Company’s beliefs about REQORSA’s potential as a therapeutic treatment alone and/or in combination with ALK-inhibitors for ALK-positive lung cancer; the effect of Genprex’s product candidates, alone and in combination with other therapies, on cancer and diabetes; the effects of any strategic research and development prioritization initiatives, and any other strategic alternatives or other efforts that Genprex takes or may take in the future that are aimed at optimizing and re-focusing Genprex’s diabetes, oncology and/or other clinical development programs including prioritization of resources, and the extent to which Genprex is able to implement such efforts and initiatives successfully to achieve the desired and intended results thereof; Genprex’s future growth and financial status, including Genprex’s ability to maintain compliance with the continued listing requirements of The Nasdaq Capital Market and to continue as a going concern and to obtain capital to meet its long-term liquidity needs on acceptable terms, or at all; Genprex’s commercial and strategic partnerships, including those with its third party vendors, suppliers and manufacturers and their ability to successfully perform and scale up the manufacture of its product candidates; and Genprex’s intellectual property and licenses.

These forward-looking statements should not be relied upon as predictions of future events and Genprex cannot assure you that the events or circumstances discussed or reflected in these statements will be achieved or will occur. If such forward-looking statements prove to be inaccurate, the inaccuracy may be material. You should not regard these statements as a representation or warranty by Genprex or any other person that Genprex will achieve its objectives and plans in any specified timeframe, or at all. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this filing. Genprex disclaims any obligation to publicly update or release any revisions to these forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this filing or to reflect the occurrence of unanticipated events, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENPREX, INC.

Date: October 23, 2025	By:	/s/ Ryan Confer
Ryan Confer
Chief Executive Officer and Chief Financial Officer (Principal Executive Officer and Principal Financial and Accounting Officer)